Exhibit 99.1 Encore Capital Group, Inc. CABOT TRANSACTION & Q1 2018 EARNINGS CALL

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not achievements of the Company and its subsidiaries historical facts, including, most importantly, those to be materially different from any future results, statements preceded by, or that include, the words performance or achievements expressed or implied “will,” “may,” “believe,” “projects,” “expects,” by such forward-looking statements. These risks, “anticipates” or the negation thereof, or similar uncertainties and other factors are discussed in the expressions, constitute “forward-looking reports filed by the Company with the Securities statements” within the meaning of the Private and Exchange Commission, including its most Securities Litigation Reform Act of 1995 (the recent reports on Form 10-K and Form 10-Q, as “Reform Act”). These statements may include, but they may be amended from time to time. The are not limited to, statements regarding our future Company disclaims any intent or obligation to operating results, earnings per share, and update these forward-looking statements. growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or 2

CONFERENCE CALL AGENDA  Discussion of Cabot transaction  Q1 2018 Earnings summary and update to prior earnings growth outlook Proprietary and Confidential 3

THE ACQUISITION OF THE REMAINDER OF CABOT SOLIDIFIES ENCORE’S GLOBAL STRATEGIC POSITION  Strengthens our position in the growing European market with clear opportunity to further expand Strategically  Continued benefits from diversification across geographies and products Aligned  Encore retains significant capital availability to deploy in strong U.S. debt market  Expected IRR1 in excess of 15% Financially  Accretive to earnings – 2018 EPS growth expected to be at least 20%2 Attractive  Simplifies financials and company structure  Shareholders and partners of Cabot for ~5 years  Management to remain in place Low-Risk  Minimal integration risk  Increase to consolidated leverage is minimal and temporary  Cash portion of purchase price hedged 1) Expected IRR in this document represents a steady state internal rate of return (“IRR”), which provides an estimate of the IRR generated assuming estimated remaining collections (“ERC”) remains constant and all cash generated in excess of the amount of investment required to replenish ERC is distributed to shareholders. 2) Assuming the transaction closes on June 30, 2018. Proprietary and Confidential 4

TRANSACTION SUMMARY  Purchase: Remaining PECs and common shares of Cabot  Total Cabot equity value: ~£620M  Consideration  Encore shares: 5M Encore common shares  Cash: £175.5M (~$238.2M)  Approvals: HSR  Expected closing: Within 90 days  Financing: Committed financing in place Proprietary and Confidential 5

CABOT IS A MARKET LEADER AND STRONG PERFORMER WITH CONSIDERABLE GROWTH POTENTIAL Compelling Geographic  Cabot is the industry leader in the U.K. and Ireland, with solid operations in Footprint Spain, Portugal and France and further growth opportunities in Europe  Consumer unsecured, mortgages, REO, SME/corporate debt, telco, utilities Diverse Product debt, and auto Expertise  Meaningful capital-light servicing revenue post-Wescot acquisition Operational  Operational and litigation expertise, combined with use of data analytics Excellence and behavioral science, leading to best-in-class performance Track Record of  Cash collections CAGR of 20% from 2012 to 2017 Profitable Growth  Seasoned back book, resilient to macro economic effects with 72% of U.K. Attractive Back Book collections from affordable payment plans in 2017  A consumer-centric operator and trusted partner of banks and other credit Market-Leading providers who place a high value on their reputation Reputation  First large debt buyer to be licensed by the FCA Proprietary and Confidential 6

ENCORE’S GROWTH STRATEGY IS FOCUSED ON BOTH DOMESTIC AND INTERNATIONAL OPPORTUNITIES Continue to invest Strengthen and in and grow core develop Encore’s businesses in the international United States businesses Focus on liquidation and Our global reach and expense management, scale provide significant while expanding capacity competitive advantages, and ramping up as well as opportunities deployment at attractive for global sharing of best returns practices Proprietary and Confidential 7

U.S. MARKET CONTINUES ON PATH TOWARD LONG-TERM GROWTH  Supply in the U.S. on track for continued growth in 2018 and beyond  Federal Reserve reports revolving credit in the U.S. reached another all-time high in February 2018  Banks’ charge-off rates and loan loss allowances continue to rise  Pricing environment remains favorable  We expect the fresh paper segment will comprise more than 80% of the available market in 2018  Liquidation improvement programs continue to drive better returns  Q1 was a strong purchasing quarter as Encore deployed $179M in the U.S. at better returns than a year ago In the U.S. core market, we deployed 47% more capital and generated 58% more ERC in the first quarter compared to the same quarter a year ago 8

Detailed Financial Discussion 9

ENCORE’S FIRST QUARTER 2018 GAAP EPS WAS $0.83 GAAP EPS1 GAAP Net Income1 Economic EPS2 Adjusted Income2 $21.8 $25.8 $0.83 million $0.98 million Collections $489 million Estimated Remaining Collections of $7.1 billion 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 10

WORLDWIDE DEPLOYMENTS IN Q1 WERE UP 27% COMPARED TO THE SAME QUARTER A YEAR AGO Q1 2018 Deployments $M Europe $87 United States $179 Other $10 Total $277 11

RECORD COLLECTIONS IN THE FIRST QUARTER WERE UP 11%, REFLECTING GROWTH IN THE U.S. AND EUROPE Collections by Geography Collections by Channel Collection Sites Legal Collections Collection Agencies $M United States Europe Other $M 489 489 500 500 434446 443 438 441 434 446 443 438 441 407 397 407 397 400 400 300 300 200 200 100 100 0 0 2016 2017 2016 2017 2016 2017 2017 2018 2016 2017 2016 2017 2016 2017 2017 2018 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 12

Q1 REVENUE REFLECTS OUR GROWTH IN EUROPE Revenue by Geography $M 350 327 307 317 289 291 300 271 272 250 200 179 150 100 50 0 -50 2016 2017 2016 2017 2016 2017 2017 2018 Q2 Q3 Q4 Q1 United States Europe Other 13

ESTIMATED REMAINING COLLECTIONS GREW $1.2 BILLION IN THE LAST 12 MONTHS TO SET A NEW ENCORE ALL-TIME HIGH Total Estimated Remaining Collections 7,077 $M 7,000 5,849 6,000 5,665 5,080 5,000 4,758 4,000 3,000 2,000 1,000 0 March 2014 March 2015 March 2016 March 2017 March 2018 United States Europe Other 14

ENCORE DELIVERED GAAP EPS OF $0.83 AND ECONOMIC EPS OF $0.98 IN THE FIRST QUARTER OF 2018 Three Months Ended March 31, 2018 $1.25 $0.08 ($0.09) $0.11 ($0.03) ($0.06) $0.02 $0.98 $0.98 $1.00 $0.12 $0.83 $0.75 No shares $0.50 deducted in Q1 2018 $0.25 $0.00 Net income per Convertible Acquisition, Expenses Amortization of Net gain on fair Income tax Adjustments Adjusted Adjusted diluted share notes non-cash integration and related to Cabotcertain acquired value effect of the attributable to income per income per from continuing interest and restructuring IPO intangible adjustments to adjustments noncontrolling diluted share diluted share operations issuance cost related assets contingent interest from continuing from continuing attributable to amortization expenses considerations operations operations Encore attributable to attributable to Encore - Encore - (Accounting)* (Economic)* • Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. 15

SUMMARY AND IMPROVED 2018 EXPECTATIONS  In Q1, we recorded record global cash collections and our ERC established another all-time high level  U.S. market supply remains strong and pricing remains favorable  We deployed $179M in the U.S. at better returns than a year ago  Acquisition of the remainder of Cabot provides numerous financial and strategic benefits  Deal immediately accretive to earnings and expected to strengthen 2018 EPS growth to at least 20%, assuming June 30 close  Expected IRR1 in excess of 15% Our acquisition of the remaining interest in Cabot is an important step in solidifying our position as a global leader in our industry 1) Expected IRR in this document represents a steady state internal rate of return (“IRR”), which provides an estimate of the IRR generated assuming estimated remaining collections (“ERC”) remains constant and all cash generated in excess of the amount of investment required to replenish ERC is distributed to shareholders. 16

Q&A 17

Appendix 18

NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. 19

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	March 31,					
	2018			2017		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	**$ 21,827**	**$ 0.83**	**$ 0.83**	**$ 22,297**	**$ 0.85**	**$ 0.85**
Adjustments:						
Convertible notes non-cash interest and issuance cost amortization	3,035	0.12	0.12	3,014	0.12	0.12
Acquisition, integration and restructuring related expenses[1]	572	0.02	0.02	855	0.04	0.04
Net gain on fair value adjustments to contingent consideration[2]	(2,274)	(0.09)	(0.09)	---	---	---
Amortization of certain acquired intangible assets[3]	2,068	0.08	0.08	560	0.02	0.02
Expenses related to Cabot IPO[4]	2,984	0.11	0.11	---	---	---
Income tax effect of the adjustments[5]	(810)	(0.03)	(0.03)	(1,489)	(0.06)	(0.06)
Adjustments attributable to noncontrolling interest[6]	(1,558)	(0.06)	(0.06)	(482)	(0.02)	(0.02)
Adjusted income from continuing operations attributable to Encore	**$ 25,844**	**$ 0.98**	**$ 0.98**	**$ 24,755**	**$ 0.95**	**$ 0.95**

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
3) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
4) Amount represents expenses related to our process to assess options in relation to a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred.
6) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.

encore CAPITAL GROUP
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RECONCILIATION OF ADJUSTED OPERATING EXPENSES

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18
GAAP total operating expenses, as reported	**$ 197,695**	**$ 200,597**	**$ 183,939**	**$ 196,100**	**$ 210,323**	**$ 202,829**	**$ 253,246**	**$ 238,336**
Adjustments:								
Stock-based compensation expense	(5,151)	(633)	(3,125)	(750)	(2,760)	(3,531)	(3,358)	(2,276)
Operating expenses related to non-portfolio purchasing and recovery business[1]	(28,253)	(26,446)	(29,291)	(27,946)	(26,984)	(28,934)	(41,164)	(46,614)
Acquisition, integration and restructuring related expenses[2]	(3,271)	(3,843)	(7,457)	(855)	(3,520)	(342)	(11,911)	(572)
Net gain on fair value adjustments to contingent consideration[3]	---	---	8,111	---	2,773	---	49	2,274
Settlement fees and related administrative expenses[4]	(698)	(2,613)	---	---	---	---	---	---
Expenses related to Cabot IPO[5]	---	---	---	---	---	---	(15,339)	(2,984)
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 160,322**	**$ 167,062**	**$ 152,177**	**$ 166,549**	**$ 179,832**	**$ 170,022**	**$ 181,523**	**$ 188,164**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
4) Amount consists of settlement and administrative fees related to certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount in Q1 2018 represents expenses related to our process to assess options in relation to a potential initial public offering by our subsidiary Cabot. Amount in Q4 2017 represents expenses related to the preparation of an initial public offering by our subsidiary Cabot that was withdrawn in November 2017. We adjust for these amounts because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

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IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, In Millions, except per share amounts) Three Months Ended Constant As Reported 3/31/18 Currency Revenue $ 327 $ 311 Operating expenses $ 238 $ 229 Net income* $ 22 $ 21 Adjusted net income* $ 26 $ 25 GAAP EPS* $ 0.83 $ 0.80 Economic EPS* $ 0.98 $ 0.94 Collections $ 489 $ 470 ERC $ 7,077 $ 6,672 * from continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q1 2017 foreign currency exchange rates to recalculate Q1 2018 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 22

Q1 COST-TO-COLLECT REFLECTS ACCELERATED LEGAL SPENDING & INVESTMENTS TO INCREASE COLLECTIONS CAPACITY IN THE U.S. Overall Cost-to-Collect1 45% 2 40.3% 41.1% 41.5% 40% 38.4% 38.4% 38.5% 36.9% 37.8% 35% Q1 2018 Q1 2017 Location 30% CTC CTC 25% United States 43.6% 40.6% 20% Europe 27.4% 28.5% 15% 10% Other 47.8% 51.1% 5% Encore total 38.5% 37.8% 0% 2016 2017 2016 2017 2016 2017 2017 2018 Q2 Q3 Q4 Q1 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 2. Cost-to-Collect in Q3 2016 includes the impact of $11 million adjustment to deferred court cost receivable in Europe. 23